EXHIBIT 99.1

DTS Reports Strong Fourth Quarter and Fiscal 2010 Results

Company Achieves $87 Million in Revenue, GAAP EPS From Continuing Operations of $0.84 and Non-GAAP EPS From Continuing Operations of $1.15

CALABASAS, Calif., Feb. 28, 2011 (GLOBE NEWSWIRE) -- DTS, Inc. (Nasdaq:DTSI) today announced financial results for the fourth quarter and fiscal year ended December 31, 2010.

For the fourth quarter of 2010 revenue increased 27% to $26.9 million, and net income from continuing operations was $6.1 million, or $0.34 per diluted share. This compares to revenue of $21.2 million and net income from continuing operations of $4.9 million, or $0.27 per diluted share, reported in the same period of 2009. Included in fourth quarter of 2010 results is $1.6 million, or $0.05 per diluted share net of tax, in stock-based compensation expense and $320,000, or $0.01 per diluted share net of tax, in amortization of intangible assets. In addition, fourth quarter of 2010 results include $654,000, or $0.02 per share net of tax, in restructuring charges related to the pending closure of a Canadian subsidiary and the wind down of certain activities in Japan.

The Company achieved non-GAAP operating margins of 47% and non-GAAP income from continuing operations of $7.7 million, or $0.43 per diluted share net of tax, in the fourth quarter of 2010, excluding the above-mentioned charges. This compares to non-GAAP operating margins of 47% and non-GAAP income from continuing operations of $6.0 million, $0.33 per diluted share, reported in the fourth quarter of 2009.

"The fourth quarter was a strong conclusion to a great year where we achieved revenue growth, excluding royalty recoveries, of 38%, reached $1.15 in non-GAAP earnings per share, and generated $39 million in cash from operations," commented Jon Kirchner, chairman and CEO of DTS, Inc. "Importantly during the year, Blu-ray became mainstream in most major geographies, and DTS HD Master Audio was the dominant audio format for high quality entertainment on Blu-ray Disc. We also made rapid progress in expanding our relationships in network-connected markets, bringing DTS technology to TV's, mobile phones, IPTV set-top boxes and other connected devices."

For fiscal year 2010, revenue increased 12% to $87.1 million, as compared to revenue of $77.7 million in the prior year. Excluding royalty recovery payments of $3.6 million in 2010 and $17.2 million in 2009, revenue increased 38%. Net income from continuing operations was $15.0 million, or $0.84 per diluted share, in 2010, as compared to $10.7 million, or $0.60 per diluted share, reported in 2009. Included in 2010 results were $7.0 million, or $0.24 per diluted share net of tax, in stock-based compensation expense and $1.4 million, or $0.05 per diluted share net of tax, in amortization of intangibles. In addition, 2010 results include $654,000, or $0.02 per share net of tax, in restructuring charges as described above.

For fiscal year 2010, the Company achieved non-GAAP operating margins of 38% and non-GAAP income from continuing operations of $20.5 million, or $1.15 per diluted share, excluding the above-mentioned charges. This compares to non-GAAP operating margins of 33% and non-GAAP income from continuing operations of $15.0 million, or $0.85 per diluted share, reported in fiscal year 2009.

The GAAP to non-GAAP reconciling items, for the quarters and years ended December 31, 2010 and 2009 can be found in "The Reconciliations of GAAP to Non-GAAP Financial Measures" attached to this press release.

During the year, the Company generated $39.0 million in cash from operating activities and closed the year with cash and investments of $101.4 million.

"With the growth in Blu-ray and rapidly expanding opportunity in connected devices, we are excited about our prospects for 2011 and beyond. We will continue to make focused investments to extend our penetration in networked-entertainment, which is expected to drive higher growth over the long-term.

"For 2011, we currently expect revenue to be in the range of $100 to 105 million, non-GAAP operating margins to be in the lower 40's, and non-GAAP EPS to be in the range of $1.40 to $1.49 per diluted share, excluding the impact of both stock based compensation and amortization of intangibles, and the estimated tax impact of those items. The company expects stock based compensation in the range of $0.32 to $0.34 per share net of tax in 2011, up from $0.24 in 2010 as a result of a higher stock price, expanding headcount and the initiation of a three year out-performance grant program tied to exceeding certain relative total shareholder return metrics. On a GAAP basis, we expect operating margins in the low 30s, and EPS in the range of $1.04 to $1.12 cents per diluted share," concluded Kirchner.

Use of Non-GAAP Financial Information

Included within this press release are non-GAAP financial measures that supplement the Company's Consolidated Statements of Operations prepared under generally accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company's actual results prepared under GAAP to exclude charges and the related income tax effect for share-based compensation, the amortization of intangible assets, and certain restructuring charges. Reconciliations of GAAP to non-GAAP amounts for the periods presented herein are provided in schedules accompanying this release and should be considered together with the Consolidated Statements of Operations. These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company's management believes that this information can assist investors in evaluating the Company's operational trends, financial performance, and cash generating capacity. Management believes these non-GAAP measures allow investors to evaluate DTS's financial performance using some of the same measures as management. However, the non-GAAP financial measures should not be regarded as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures.

Conference Call Information for Monday, February 28, 2011

DTS will broadcast a conference call today, Monday, February 28, 2011, starting at 1:30 p.m. Pacific Time. To access the conference call, dial 1-877-941-4774 or 1-480-629-9760 (outside the U.S. and Canada). The live webcast of the call will be available from the Investor Relations section of the Company's corporate website at www.dts.com. A replay of the webcast will begin two hours after the completion of the call. An audio replay of the call will also be available to investors beginning at 3:30 p.m. Pacific Time on February 28, 2011 through March 7, 2011, by dialing 1-800-406-7325 or 1-303-590-3030 (outside the U.S. and Canada) and entering the pass code 4401284#.

About DTS, INC.

DTS, Inc. (Nasdaq:DTSI) is dedicated to making digital entertainment exciting, engaging and effortless by providing state-of-the-art audio technology to hundreds of millions of DTS-licensed consumer electronics products worldwide. From a renowned legacy as a pioneer in multi-channel audio, DTS became a mandatory audio format in the Blu-ray Disc™ standard and is now increasingly deployed in enabling digital delivery of movies and other forms of digital entertainment on a growing array of network-connected consumer devices. DTS technology is in home theaters, car audio systems, PCs, game consoles, DVD players, televisions, digital media players, set-top boxes, smart phones, surround music software and every device capable of playing Blu-ray discs. Founded in 1993, DTS' corporate headquarters are located in Calabasas, California with its licensing operations headquartered in Limerick, Ireland. DTS also has offices in Northern California, Washington, China, France, Hong Kong, Japan, South Korea, Taiwan, Singapore and the United Kingdom. For further information, please visit www.dts.com. DTS, DTS-HD, the DTS Symbol and DTS + the DTS Symbol are registered trademarks of DTS, Inc., DTS-HD Master Audio and the DTS logos are trademarks of DTS, Inc. All other trademarks are the properties of their respective owners. © 2010 DTS, Inc. All rights reserved.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause DTS' results to differ materially from historical results or those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words "planned," "expects," "believes," "strategy," "opportunity," "anticipates" and similar words. These statements may include, among others, plans, strategies and objectives of management for future operations; any statements regarding proposed new products, services or developments; any statements regarding future economic conditions or financial or operating performance; statements of belief and any statements of assumptions underlying any of the foregoing. The potential risks and uncertainties that could cause actual growth and results to differ materially include, but are not limited to, the transition to the next generation optical drives and consumer adoption of such technology, the rapidly changing and competitive nature of the digital audio, consumer electronics and entertainment markets, the Company's inclusion in or exclusion from governmental and industry standards, continued customer acceptance of the Company's technology, products, services and pricing, risks related to ownership and enforcement of intellectual property, the continued release and availability of entertainment content containing DTS audio soundtracks, success of the Company's research and development efforts, risks related to integrating acquisitions, greater than expected costs, the departure of key employees, the current financial crisis and global economic downturn, a loss of one or more of our key customers or licensees, changes in domestic and international market and political conditions, and other risks and uncertainties more fully described in DTS' public filings with the Securities and Exchange Commission, available at www.sec.gov. DTS does not intend to update any forward-looking statement contained in this press release to reflect events or circumstances arising after the date hereof.

DTS, INC.
CONSOLIDATED BALANCE SHEETS
(Amounts in thousands, except per share amounts)

	As of	As of
	December 31,	December 31,
	2010	2009
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$ 41,744	$ 42,222
Short-term investments	54,387	33,129
Accounts receivable, net of allowance for doubtful accounts of $226 and $229 at December 31, 2010 and 2009, respectively	6,078	5,731
Deferred income taxes	5,551	4,945
Prepaid expenses and other current assets	1,666	1,617
Income taxes receivable, net	2,099	2,613
Total current assets	111,525	90,257
Property and equipment, net	33,638	33,885
Intangible assets, net	7,525	6,565
Goodwill	1,257	1,257
Deferred income taxes	12,192	13,152
Long-term investments	5,313	8,515
Other assets	845	587
Total assets	$ 172,295	$ 154,218

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$ 774	$ 826
Accrued expenses	9,659	5,663
Deferred revenue	5,698	43
Total current liabilities	16,131	6,532
Other long-term liabilities	8,596	5,862

Stockholders' equity:
Preferred stock -- $0.0001 par value, 5,000 shares authorized at December 31, 2010 and 2009; no shares issued and outstanding	-	-
Common stock -- $0.0001 par value, 70,000 shares authorized at December 31, 2010 and 2009; 20,325 and 19,652 shares issued at December 31, 2010 and 2009, respectively; 17,325 and 17,522 outstanding at December 31, 2010 and 2009, respectively	3	2
Additional paid-in capital	180,708	161,710
Treasury stock, at cost - 3,000 and 2,130 at December 31, 2010 and 2009, respectively	(74,923)	(45,498)
Accumulated other comprehensive income	491	362
Retained earnings	41,289	25,248
Total stockholders' equity	147,568	141,824

Total liabilities and stockholders' equity	$ 172,295	$ 154,218

DTS, INC.
CONSOLIDATED STATEMENTS OF INCOME
(Amounts in thousands, except per share amounts)

	For the Three Months Ended		For the Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
	(Unaudited)

Revenue	$ 26,859	$ 21,217	$ 87,096	$ 77,722
Cost of revenue	352	424	1,583	1,766
Gross profit	26,507	20,793	85,513	75,956
Operating expenses:
Selling, general and administrative	12,671	10,273	49,035	48,717
Research and development	3,918	2,452	12,075	9,087
Total operating expenses	16,589	12,725	61,110	57,804
Operating income	9,918	8,068	24,403	18,152
Interest and other income, net	35	(50)	418	1,063
Income from continuing operations before income taxes	9,953	8,018	24,821	19,215
Provision for income taxes	3,806	3,113	9,781	8,525
Income from continuing operations	6,147	4,905	15,040	10,690
Income (loss) from discontinued operations, net of tax	7	(65)	1,001	(88)
Net income	$ 6,154	$ 4,840	$ 16,041	$ 10,602

Earnings per share - basic:
Income from continuing operations	$ 0.36	$ 0.29	$ 0.88	$ 0.62
Discontinued operations, net of tax	-	(0.01)	0.06	-
Net income	$ 0.36	$ 0.28	$ 0.94	$ 0.62

Earnings per share - diluted:
Income from continuing operations	$ 0.34	$ 0.27	$ 0.84	$ 0.60
Discontinued operations, net of tax	-	-	0.06	-
Net income	$ 0.34	$ 0.27	$ 0.90	$ 0.60

Weighted average shares used to compute
net income per common share:
Basic	17,002	17,208	17,041	17,145
Diluted	17,843	17,958	17,805	17,689

DTS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands)

	For the Three Months Ended		For the Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
	(Unaudited)
Cash flows from operating activities:
Net income	$ 6,154	$ 4,840	$ 16,041	$ 10,602
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,222	1,140	4,881	3,828
Gain on sale of assets from discontinued operations	-	-	(2,000)	-
Stock-based compensation charges	1,959	1,403	7,325	5,650
Deferred income taxes	226	418	354	(308)
Tax benefits from stock-based awards	(140)	402	628	491
Excess tax benefits from stock-based awards	191	(411)	(508)	(640)
Other	104	35	163	214
Changes in operating assets and liabilities:
Accounts receivable	852	1,235	(347)	2,786
Prepaid expenses and other assets	(171)	(262)	(307)	(299)
Accounts payable, accrued expenses and other liabilities	2,508	(752)	5,646	(267)
Deferred revenue	1,780	(70)	6,615	(15)
Income taxes receivable	764	134	514	(146)
Net cash provided by operating activities	15,449	8,112	39,005	21,896
Cash flows from investing activities:
Purchases of held-to-maturity investments	(26,506)	(13,567)	(69,143)	(45,143)
Maturities of held-to-maturity investments	17,960	13,938	48,837	49,261
Sales of available for sale investments	-	-	2,250	2,950
Proceeds from the sale of assets from discontinued operations	-	-	2,000	-
Cash paid for business acquisition, net	-	(753)	-	(330)
Purchase of property and equipment	(598)	(3,487)	(3,172)	(12,173)
Purchase of intangible assets	(88)	(56)	(2,384)	(322)
Net cash used in investing activities	(9,232)	(3,925)	(21,612)	(5,757)
Cash flows from financing activities:
Proceeds from the issuance of common stock under stock-based compensation plans	3,753	3,034	12,178	4,043
Repurchase of common stock for restricted stock withholdings	(319)	(48)	(1,132)	(368)
Excess tax benefits from stock-based awards	(191)	411	508	640
Purchase of treasury stock	(1,067)	(3,890)	(29,425)	(3,890)
Net cash provided by (used in) financing activities	2,176	(493)	(17,871)	425
Net increase (decrease) in cash and cash equivalents	8,393	3,694	(478)	16,564
Cash and cash equivalents, beginning of period	33,351	38,528	42,222	25,658
Cash and cash equivalents, end of period	$ 41,744	$ 42,222	$ 41,744	$ 42,222

Non-GAAP Results
(Amounts in thousands, except per share amounts)

The following tables show the Company's GAAP results reconciled to non-GAAP results included in this release.

	For the Three Months Ended		For the Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009

Operating income:

GAAP operating income	$ 9,918	$ 8,068	$ 24,403	$ 18,152
Amortization of intangible assets	320	417	1,413	1,547
Stock-based compensation*	1,627	1,403	6,993	5,650
Restructuring costs*	654	-	654	-
Non-GAAP operating income	$ 12,519	$ 9,888	$ 33,463	$ 25,349
Non-GAAP operating income as a % of revenue	47%	47%	38%	33%

Income from continuing operations:

GAAP income from continuing operations	$ 6,147	$ 4,905	$ 15,040	$ 10,690
Amortization of intangible assets	320	417	1,413	1,547
Stock-based compensation*	1,627	1,403	6,993	5,650
Restructuring costs*	654	-	654	-
Tax impact of the above items	(1,040)	(728)	(3,624)	(2,879)
Non-GAAP income from continuing operations	$ 7,708	$ 5,997	$ 20,476	$ 15,008

Non-GAAP diluted net income from continuing operations per share	$ 0.43	$ 0.33	$ 1.15	$ 0.85
Weighted average shares used to compute Non-GAAP net income from continuing operations per share	17,843	17,958	17,805	17,689

* For the three and twelve months ended December 31, 2010, restructuring costs include $332 of stock-based compensation.

Historical Non-GAAP Results
(Amounts in thousands, except per share amounts)

The following tables show the Company's GAAP historical results reconciled to non-GAAP results.

	For the Quarter Ended				Year Ended
	Mar. 31,	June 30,	Sep. 30,	Dec. 31,	Dec. 31,
2010
Operating income:
GAAP operating income	$ 6,414	$ 2,431	$ 5,640	$ 9,918	$ 24,403
Amortization of intangible assets	401	372	320	320	1,413
Stock-based compensation*	1,968	1,687	1,711	1,627	6,993
Restructuring costs*	-	-	-	654	654
Non-GAAP operating income	$ 8,783	$ 4,490	$ 7,671	$ 12,519	$ 33,463
Non-GAAP operating income as a % of revenue	40%	26%	36%	47%	38%

Income from continuing operations:
GAAP income from continuing operations	$ 3,920	$ 1,556	$ 3,417	$ 6,147	$ 15,040
Amortization of intangible assets	401	372	320	320	1,413
Stock-based compensation*	1,968	1,687	1,711	1,627	6,993
Restructuring costs*	-	-	-	654	654
Tax impact of the above items	(948)	(824)	(812)	(1,040)	(3,624)
Non-GAAP income from continuing operations	$ 5,341	$ 2,791	$ 4,636	$ 7,708	$ 20,476
Non-GAAP diluted net income from continuing operations per share	$ 0.30	$ 0.16	$ 0.26	$ 0.43	$ 1.15
Weighted average shares used to compute Non-GAAP net income from continuing operations per share	17,950	17,776	17,655	17,843	17,805

2009
Operating income:
GAAP operating income	$ 1,846	$ 5,269	$ 2,969	$ 8,068	$ 18,152
Amortization of intangible assets	367	379	384	417	1,547
Stock-based compensation	1,511	1,398	1,338	1,403	5,650
Non-GAAP operating income	$ 3,724	$ 7,046	$ 4,691	$ 9,888	$ 25,349
Non-GAAP operating income as a % of revenue	22%	29%	31%	47%	33%

Income from continuing operations:
GAAP income from continuing operations	$ 190	$ 3,626	$ 1,969	$ 4,905	$ 10,690
Amortization of intangible assets	367	379	384	417	1,547
Stock-based compensation	1,511	1,398	1,338	1,403	5,650
Tax impact of the above items	(751)	(711)	(689)	(728)	(2,879)
Non-GAAP income from continuing operations	$ 1,317	$ 4,692	$ 3,002	$ 5,997	$ 15,008
Non-GAAP diluted net income from continuing operations per share	$ 0.08	$ 0.27	$ 0.17	$ 0.33	$ 0.85
Weighted average shares used to compute Non-GAAP net income from continuing operations per share	17,322	17,683	17,786	17,958	17,689

2008
Operating income:
GAAP operating income	$ 4,356	$ 1,913	$ 3,001	$ 4,981	$ 14,251
Amortization of intangible assets	159	172	155	144	630
Stock-based compensation	1,402	1,097	1,044	1,112	4,655
Non-GAAP operating income	$ 5,917	$ 3,182	$ 4,200	$ 6,237	$ 19,536
Non-GAAP operating income as a % of revenue	39%	25%	30%	34%	32%

Income from continuing operations:
GAAP income from continuing operations	$ 3,251	$ 1,374	$ 2,009	$ 2,877	$ 9,511
Amortization of intangible assets	159	172	155	144	630
Stock-based compensation	1,402	1,097	1,044	1,112	4,655
Tax impact of the above items	(562)	(457)	(432)	(452)	(1,903)
Non-GAAP income from continuing operations	$ 4,250	$ 2,186	$ 2,776	$ 3,681	$ 12,893
Non-GAAP diluted net income from continuing operations per share	$ 0.24	$ 0.12	$ 0.15	$ 0.21	$ 0.71
Weighted average shares used to compute Non-GAAP net income from continuing operations per share	18,059	18,358	18,509	17,656	18,145

* For the three and twelve months ended December 31, 2010, restructuring costs include $332 of stock-based compensation.

Non-GAAP Financial Targets

The following tables show the Company's fiscal year 2011 GAAP guidance reconciled to non-GAAP financial targets included in this release.

	Fiscal Year 2011
	Low	High

Operating income as a % of revenue:

GAAP operating income as a % of revenue	30%	32%
Amortization of intangible assets	1	1
Stock-based compensation	9	10
Non-GAAP operating income as a % of revenue	40%	43%

Income from continuing operations per diluted share:

GAAP income from continuing operations per diluted share	$ 1.04	$ 1.12
Amortization of intangible assets	0.09	0.08
Stock-based compensation	0.51	0.54
Tax impact of the above items	(0.24)	(0.25)
Non-GAAP income from continuing operations per diluted share	$ 1.40	$ 1.49

Weighted average shares used to compute Non-GAAP income from continuing operations per diluted share	18.4	18.0

CONTACT: Investor Contacts:
         Erica Abrams or Matthew Hunt
         The Blueshirt Group for DTS
         415-217-7722
         erica@blueshirtgroup.com
         matt@blueshirtgroup.com

         Press Contact:
         David Blasucci
         Director of Marketing Communications
         DTS, Inc.
         818-436-1080
         david.blasucci@dts.com